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                       SECURITIES AND EXCHANGE COMMISSION


                          Washington, D. C.  20549


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                                   FORM 8-K

                               CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

    Date of Report (Date of earliest event reported) December 18, 1998


                           OUTBACK STEAKHOUSE, INC.
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              (Exact Name of Registrant as Specified in Charter)



   Delaware                     000-19334               59-3061413
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(State or other            (Commission File No.)       (IRS Employer
jurisdiction of                                      Identification No.)
incorporation)


550 North Reo Street, Suite 200, Tampa, Florida     33609
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(Address of principal executive offices)           (Zip Code)


                            (813) 282-1225
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              (Registrant's telephone number, including area code)

                               Not applicable.
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   (Former name or former address, if changed since last report.)



                                      1
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Item 4.   Changes in the Company's Certifying Accountants

     (a) Previous Independent Accountants

          (i) On December 18, 1998, Outback Steakhouse, Inc. (the "Company") contacted representatives of Deloitte & Touche LLP to inform them that their firm would no longer be engaged as the principal accountant to audit the Company's financial statements for the fiscal year ending December 31, 1998 and terminated the relationship effective December 18, 1998.

          (ii) Deloitte & Touche's reports on the financial statements for the past two fiscal years did not contain any adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          (iii) The decision to seek alternatives to the Company's current accountants was made by the Company's Audit Committee and the decision to change accountants was recommended by the Company's management and approved by the Company's Audit Committee of the Board of Directors.

          (iv) In connection with its audits for the fiscal years ended December 31, 1996 and 1997 and during the subsequent interim periods, there have been no disagreements with Deloitte & Touche on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

          (v) During the Company's two most recent fiscal years and during the subsequent interim periods, no "reportable events" (as described in item 304(a)(1)(v) of Regulation S-K) have occurred.

          (vi) The Company requested Deloitte & Touche to furnish a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the statements made by the Company in response to Item 304 of Regulation S-K. The Company intends to file the letter by amendment to this 8-K within two days of receipt.

     (b) New Independent Accountants

          (i) The Company engaged PricewaterhouseCoopers as its new independent accountants effective December 18, 1998. During the most recent fiscal year and through December 18, 1998, the Company has not consulted with PricewaterhouseCoopers concerning their financial statements, including the following items: an audit of the Company's financial statements as the principal accountant, an audit of a significant subsidiary as an independent accountant, the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements or any matter which concerned a disagreement or "reportable event" with the previous independent accountants.


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Item 7. Financial Statements and Exhibits

     (b) Exhibits.

          16.1 Letter from Deloitte & Touche LLP regarding change in certifying accountants. (To be filed by amendment pursuant to Item 304(a)(3) of Regulation S-K).











































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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     OUTBACK STEAKHOUSE, INC.
                                     -------------------------------
                                     (Registrant)



DATED:  December 23, 1998            By:/s/ Robert S. Merritt
        -----------------               ----------------------------
                                        Robert S. Merritt,
                                        Senior Vice President,
                                        Chief Financial Officer and
                                        Treasurer